Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 20, 2000


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                      95-4583945
           ------                                      ----------
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

             2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (727) 781-0414
                                 --------------
                           (Issuer's telephone number)

                         Transformation Processing, Inc.
                     365 Bay Street, Toronto, Ontario M5H2V2
                     ---------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)


This Form 8-K/A amends the Form 8-K filed on July 25, 2000 by eAutoclaims.com, Inc. ("eAuto"), a Nevada corporation formerly known as Transformation Processing, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Premier Express Claims, Inc.("Premier"), a South Carolina corporation, as required by Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

The audited financial statements for Premier Express Claims, Inc. as of June 30, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from October 14, 1998 (date of inception) to June 30,
1999....Pages F-1 to F-9.

The unaudited financial statements for Premier Express Claims, Inc. as of March 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the nine month periods ended March 31, 2000 and the period
October 14, 1998 (inception) through March 31, 1999....Pages F-10 to F-15.

                                    CONTENTS

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
ON THE FINANCIAL STATEMENTS                                                 F-2
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS


Balance sheet                                                               F-3


Statement of income                                                         F-4


Statement of stockholders' equity                                           F-5


Statement of cash flows                                                     F-6


Notes to financial statements                                         F-7 - F-9

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Premier Express Claims, Inc.
Columbia, South Carolina

We have audited the accompanying balance sheet of Premier Express Claims, Inc. as of June 30, 1999 and the related statements of income, stockholders' equity, and cash flows for the period from October 14, 1998 (date of inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Express Claims, Inc. as of June 30, 1999, and the results of its operations and its cash flows for the period from October 14, 1998 (date of inception) to June 30, 1999, in conformity with generally accepted accounting principles.



/s/ McGladrey & Pullen, L.L.P.
--------------------------------------
Charlotte, North Carolina
August 13, 1999

PREMIER EXPRESS CLAIMS, INC.

BALANCE SHEET
JUNE 30, 1999

ASSETS
--------------------------------------------------------------------------------
Current Assets
         Cash                                                   $        212,509
         Accounts receivable (Note 2)                                    147,810
         Stock issuance receivable (Note 3)                               10,000
         Income taxes receivable                                          21,900
         Deferred income taxes (Note 4)                                    2,044
                                                                  --------------
Total current assets                                                     394,263
                                                                  --------------
Leasehold improvements and equipment
         Leasehold improvements                                            1,539
         Equipment                                                        79,547
         Furniture and fixtures                                           30,774
                                                                  --------------
                                                                         111,860
Less accumulated depreciation                                             20,415
                                                                  --------------
                                                                          91,445
                                                                  --------------
                                                                $        485,708
                                                                  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------
Current liabilities
         Accounts payable                                          $     251,713
         Accrued expenses and other liabilities                           32,156
                                                                  --------------
                  Total current liabilities                              283,869
                                                                  --------------

Deferred income taxes (Note 4)                                             4,308
                                                                  --------------

Commitments (Note 5)


Stockholders' Equity (Notes 3 and 6)
         Common stock, $1 stated value, authorized 1,000,000 shares;
                  issued and outstanding 1,000 shares                      1,000
Additional paid-in capital                                                91,928
Retained earnings                                                        104,603
                                                                  --------------
                                                                         197,531
                                                                  --------------
                                                                $        485,708
                                                                  ==============

See Notes to Financial Statements.

PREMIER EXPRESS CLAIMS, INC.

STATEMENT OF INCOME
Period from October 14, 1998 (Date of Inception) to June 30, 1999









Revenues (Note 2)                                                 $   2,967,131
Cost of sales                                                         2,295,086
                                                                 --------------
Gross profit                                                            672,045



Operating expenses                                                      519,978
                                                                 --------------
         Income before income taxes                                     152,067
Federal and state income taxes (Note 4)                                  47,464
                                                                 --------------

Net income                                                     $        104,603
                                                                 ==============




See Notes to Financial Statements.

PREMIER EXPRESS CLAIMS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
Period from October 14, 1998 (Date of Inception) to June 30, 1999


                                                                       Total
                                Common     Additional   Retained   Stockholders'
                                Stock   Paid-In Capital Earnings      Equity
--------------------------------------------------------------------------------
Balance, date of
 Inception                       $ -         $ -          $ -           $ -
Issuance of 100
 shares of common
 stock for cash                   100        9,900          -           10,000
Issuance of 900
 shares of
 common stock for
 equipment and
 furniture and
 fixtures                         900       82,028                      82,928
Net income                          -            -       104,603       104,603
                           -----------------------------------------------------
Balance,
 June 30, 1999               $  1,000     $ 91,928     $ 104,603     $ 197,531
                           =====================================================






See Notes to Financial Statements.

PREMIER EXPRESS CLAIMS, INC.

STATEMENT OF CASH FLOWS
Period from October 14, 1998 (Date of Inception) to June 30, 1999









Cash Flows from Operating Activities
         Net income                                                                     $        104,603
         Adjustments to reconcile net income to net cash
                  provided by operating activities:
                  Depreciation                                                                    20,415
                  Provision for doubtful accounts                                                    853
                  Deferred income taxes                                                            2,264
                  Change in assets and liabilities:
                           Increase in:
                                    Accounts receivable                                         (148,663)
                                    Income taxes receivable                                      (21,900)
                           Increase in:
                                    Accounts payable                                             251,713
                                    Accrued expenses and other liabilities                        32,156
                                                                                           --------------
Net cash provided by operating activities                                                        241,441
                                                                                           --------------
Cash Flows from Investing Activities
                  Purchase of equipment                                                          (28,932)
                                                                                           --------------
                           Net cash used in investing activities                                 (28,932)
                                                                                           --------------
                           Net increase in cash                                                  212,509
Cash:
         Beginning                                                                                     -
                                                                                           --------------
         Ending                                                                         $        212,509
                                                                                           ==============

Supplemental Disclosures of Cash Flow Information
         Cash payments for:
                  Income taxes                                                          $         67,100


Supplemental Disclosures of Noncash Investing and
         Financing Activities
                  Common stock issued for receivable                                    $         10,000
                  Common stock issued for equipment
                   and furniture and fixtures                                                     82,928




See Notes to Financial Statements.

PREMIER EXPRESS CLAIMS, INC.


NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 1.  Nature of Business and Significant Accounting Policies

Nature of business: Premier Express Claims, Inc. (the "Company") is an administrative claims processing company located in Columbia, South Carolina. The Company provides the third party administrative processing and recovery services to insurance companies located throughout the United States.

A summary of the Company's significant accounting policies follows:

Cash: The Company maintains demand deposits with financial institutions, which, at various times throughout the period from October 14, 1998 (date of inception) to June 30, 1999 were in excess of the federally insured amounts.

Leasehold improvements and equipment: Leasehold improvements and equipment are stated at cost. Depreciation is computed using various accelerated methods over lives ranging from 5 to 39 years.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2.  Major Customers

Revenues include revenues from the following major customers, together with the receivables due from those customers. Major customers are defined as customers from whom revenue earned is more than 10% of the Company's total revenue for the period from October 14, 1998 (date of inception) to June 30, 1999.


                       Revenues for
                      the Period from
                      October 14,1998
                        (Date of                          Receivable
                       Inception) to                      Balance at
                       June 30, 1999                    June 30, 1999
--------------------------------------------------------------------------------
Customer A        $        2,263,447                 $        92,223
Customer B                   365,599                          18,838
                  ---------------------------------------------------
                  $        2,629,046                         111,061
                  ===================================================

PREMIER EXPRESS CLAIMS, INC.


NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 3.  Stock Issuance Receivable

Included in the accompanying balance sheet as of June 30, 1999 is a $10,000 stock issuance receivable from the minority stockholder. Payment of the $10,000 receivable was received by the Company on July 6, 1999.

Note 4. Income Taxes

Net deferred tax assets (liabilities) consist of the following components as of June 30, 1999:


Deferred tax assets:
         Accrued expenses                          $     2,044
         Other assets                                      557
                                                   -----------
                                                         2,601
                                                   -----------
Deferred tax liabilities:
         Leasehold improvements and equipment           (4,865)
                                                   -----------
                                                   $    (2,264)
                                                   ===========


The components giving rise to the net deferred tax assets (liabilities) described above have been included in the accompanying balance sheet as of June 30, 1999 as follows:


Current assets                                    $     2,044
Noncurrent liabilities                                 (4,308)
                                                   -----------
                                                  $    (2,264)
                                                   ===========

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

The provision for income taxes charged to operations for the period from October 14, 1998 (date of inception) to June 30, 1999 consists of the following:


Current tax expense                               $    45,200
Deferred tax expense                                    2,264
                                                   -----------
                                                  $    47,464
                                                   ===========

PREMIER EXPRESS CLAIMS, INC.


NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 5.  Lease Commitments and Rent Expense

The Company leases its operating facility under a five year operating lease agreement that expires on November 30, 2003. The agreement also requires the Company to pay a pro-rata share of property taxes and to pay certain insurance and maintenance and repair costs. The Company also leases automobiles from a company affiliated through common ownership under operating lease agreements that expire through April 2004. The minimum rental commitment related to the above leases at June 30, 1999 is as follows:

                                                               Commitment
                                             Commitment       to Unrelated       Total
                                            to Affiliate         Party          Commitment
----------------------------------------------------------------------------------------------
2000                                        $        16,192   $        51,000   $       67,192
2001                                                 16,192            51,000           67,192
2002                                                 16,192            51,000           67,192
2003                                                 16,192            51,000           67,192
2004                                                 12,819            21,250           34,069
                                            --------------------------------------------------
                                            $        77,587   $       225,250      $   302,837
                                            ==================================================


Total rent expense for the period from the October 14, 1998 (date of inception) to June 30, 1999 is $33,123, which includes rent to the affiliated company of $3,373.

Note 6.  Stockholders' Agreement

The stockholders have entered into an agreement that provides restrictions on the transfer or sale of the Company's stock.

                          Premier Express Claims, Inc.



                                      Index


                                                                           Page
                                                                           ----
Part I - Financial Information
------------------------------

Item 1. Financial Statements

    Balance Sheet -
        March 31, 2000.....................................................F-11

    Statements of Operations -
        Three months ended March 31, 2000 and 1999,
         Nine months ended March 31,
         2000, and the period
         October 14, 1998 (inception) through March 31, 1999...............F-12

    Statements of Stockholders' equity (deficit) -
        Nine months ended March 31, 2000...................................F-13

    Statements of Cash Flows -
        Nine months ended March 31, 2000 and the period
         October 14, 1998 (inception) through March 31, 1999...............F-14

    Notes to Financial Statements..........................................F-15

                                   Premier Express Claims, Inc.

                                           Balance Sheet

                                          March 31, 2000
                                            (Unaudited)


Assets
Current assets:
   Cash                                                                      $               50,905
   Accounts receivable                                                                      269,693
   Income tax receivable                                                                     76,556
                                                                                --------------------
                                                                                            397,154
                                                                                --------------------

Equipment, furniture & fixtures                                                              91,882
                                                                                -------------------
Other assets:
   Deferred tax asset                                                                         6,646
                                                                                --------------------


                                                                             $              495,682
                                                                                ====================



Liabilities and Stockholders' Deficit
Current liabilities:
   Accounts payable and accrued expenses                                     $              316,903
   Notes payable - stockholders                                                             100,000
                                                                                --------------------
Total current liabilities                                                                   416,903
                                                                                --------------------

Stockholders' deficit:
   Common stock; $1 stated value; 1,000,000 shares
      authorized; 1,000 shares issued and outstanding                                         1,000
   Additional paid-in capital                                                                91,928
   Accumulated deficit                                                                      (14,149)
                                                                                --------------------
Total stockholders' deficit                                                                  78,778
                                                                                --------------------


                                                                             $              495,682
                                                                                ====================







See notes to financial statements.

                                                  Premier Express Claims, Inc.


                                                    Statements of Operations
                                                          (Unaudited)



                                                                                                                  For the period
                                                           For the Three Months Ended             For the        October 14, 1998
                                                        ---------------------------------       Nine Months    (date of inception)
                                                          March 31,         March 31,              Ended             through
                                                            2000               1999            March 31, 2000     March 31, 1999
                                                        --------------    ---------------      --------------     ---------------

Revenue                                              $      1,028,114  $       1,012,859     $     3,083,723   $       1,775,252

Cost of Revenue                                               782,713            766,200           2,347,412           1,362,622
                                                        --------------    ---------------      --------------     ---------------
Gross Profit                                                  245,401            246,659             736,311             412,630

Operating expenses:
     General and administrative expenses                      286,584            211,256             885,063             256,755
     Interest income                                                -                  -                   -                   -
     Other income                                                (102)                 -                   -                   -
                                                        --------------    ---------------      --------------     ---------------
                                                              286,482            211,256             885,063             256,755
                                                        --------------    ---------------      --------------     ---------------

Net income (loss) before income taxes                $        (41,081) $          35,403     $      (148,752)  $         155,875
                                                        ==============    ===============      ==============     ===============

     Income tax benefit (expense)                               8,216            (10,990)             30,000             (48,389)
                                                        --------------    ---------------      --------------     ---------------

Net income (loss)                                    $        (32,865) $          24,413     $      (118,752)  $         107,486
                                                        ==============    ===============      ==============     ===============

Basic income (loss) per common share                 $         (32.87) $           24.41     $       (118.75)            107.49
                                                        ==============    ===============      ==============     ===============

Weighted average number of
     common shares outstanding                                  1,000              1,000               1,000               1,000
                                                        ==============    ===============      ==============     ===============




See notes to financial statements.

                          Premier Express Claims, Inc.


                  Statements of Changes in Stockholders' Equity
                                   (Unaudited)

                 For the Nine Month Period Ended March 31, 2000



                                                              Additional                             Total
                                                Common          Paid-in         Retained         Stockholders'
                                                 Stock          Capital       Earnings (Deficit) Equity (Deficit)
                                              -----------    -------------   -----------------------------------

Balance, June 30, 1999                      $      1,000   $       91,928  $        104,603   $         197,531
                                              -----------    -------------   ---------------    ----------------

Net loss for period                                    -                -          (118,752)           (118,752)
                                              -----------    -------------   ---------------    ----------------

Balance, March 31, 2000                     $      1,000   $       91,928  $        (14,149)  $          78,779
                                              ===========    =============   ===============    ================





See notes to financial statements.

                          Premier Express Claims, Inc.


                            Statements of Cash Flows
                                   (Unaudited)


                                                                                      For the Period
                                                                                     October 14, 1998
                                                                   For the Nine      (Date of Inception)
                                                                   Months Ended           through
                                                                    March 31,            March 31,
                                                                 --------------------------------------
                                                                       2000                1999
                                                                 -----------------   ------------------

Operating activities
       Net Income (loss)                                      $          (118,752) $           107,486
       Depreciation expense                                                31,555                8,888
       Adjustments to reconcile net income (loss) to net
        cash provided (used) by operating activities:
           (Increase) decrease in:
                Accounts receivable                                      (121,882)            (196,971)
                Income tax receivable                                     (54,656)              46,125
                Deferred tax asset                                         (4,602)              (2,054)
           Increase (decrease) in:
                Accounts payable and accrued expenses                      33,034              206,143
                Deferred income taxes                                      (4,309)               4,318
                                                                 -----------------   ------------------
       Total adjustments                                                 (152,415)              57,561
                                                                 -----------------   ------------------
       Net cash (used) provided by operating activities                  (239,612)             173,935
                                                                 -----------------   ------------------

Investing activities
       Purchases of equipment, furniture & fixtures                       (31,992)            (108,010)
                                                                 -----------------   ------------------
       Net cash (used) by investing activities                            (31,992)            (108,010)
                                                                 -----------------   ------------------

Financing activities
       Contributed Capital                                                 10,000               92,928
       Stock subscription receivable                                            -              (10,000)
       Increase in notes payable                                          100,000                    -
                                                                 -----------------   ------------------
       Net cash provided by financing activities                          110,000               82,928
                                                                 -----------------   ------------------

Net (decrease) increase in cash                                          (161,604)             148,853

Cash, beginning of period                                                 212,509                    -
                                                                 -----------------   ------------------

Cash, end of period                                           $            50,905  $           148,853
                                                                 =================   ==================






See notes to financial statements.

                          Premier Express Claims, Inc.

                          Notes to Financial Statements
                                   (Unaudited)



Note 1 - Basis of presentation

The accompanying unaudited financial statements, which are for interim periods, do not include all disclosures provided in the annual financial statements. These unaudited financial statements should be read in conjunction with the financial statements and the footnotes thereto contained in the Audited Financial Statements for the year ended June 30, 1999 of Premier Express Claims, Inc.

In our opinion, the accompanying unaudited financial statements contain all adjustments (which are of a normal and recurring nature) necessary for a fair presentation of the financial statements. The results of operations for the three month and nine month periods ended March 31, 2000 are not necessarily indicative of the results to be expected for the full year.

Note 2 - Per share calculations

Per share data was computed by dividing net loss by the weighted average number of shares outstanding during the three month and nine month periods ended March 31, 2000 and 1999. The weighted average shares outstanding for the three month and nine month periods ended March 31, 2000 and 1999 were 1,000.

Note 3 - Equity Transactions

Please refer to Audited Financial Statements consisting of our balance sheet as of June 30, 1999, and related statements of operations, changes in stockholders equity, and cash flows for the period ended June 30, 1999, as audited by McGladrey & Pullen, LLP, Certified Public Accountant.

On July 20, 2000, Articles of Merger were filed in South Carolina pursuant to the Agreement and Plan of Merger dated June 8, 2000 ("Agreement"), among eAutoclaims.com, Inc., a Nevada corporation ("Company") and Premier Express Claims, Inc. In accordance with the terms of the Agreement, the total consideration in exchange for 100% of the issued and outstanding shares of PEC capital stock was $200,000 in cash, 320,000 shares of the Company's common stock, and $130,000 in the form of a promissory note. $200,000 was paid at closing and a promissory note dated July 27, 2000 was executed for the balance of $130,000 payable within 60 days.

(b)      Pro Forma Financial Information.

         The following unaudited pro forma combined financial statements give effect to the merger between eAuto and Premier. The total consideration paid by eAuto in exchange for 100% of the outstanding common stock of Premier was $200,000 in cash, 320,000 shares of common stock, and $130,000 in promissory notes. This merger was accounted for using the purchase method of accounting. These statements are based on the historical financial statements of eAuto and Premier and assumptions set forth below and in the notes to the unaudited pro forma combined financial statements.

           The unaudited pro forma combined statements of operations give effect to the Merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined balance sheet as of April 30, 2000 has been prepared as if the Merger of Premier had occurred on that date. The pro forma adjustments are based upon estimates, currently available information and certain assumptions that management deems appropriate. In management's opinion, the estimates regarding allocation of the purchase price of Premier are not expected to materially differ from the final adjustments.

         Pro forma financial statements are not necessarily indicative of either future operating results or of the operating results that might have been achieved if the forgoing transaction had been effective as of the dates indicated.

         These unaudited pro forma financial statements should be read in conjunction with each company's audited financial statements and notes thereto, appearing elsewhere in this filing or incorporated by reference....pages  G-1 to
G-5.

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)




                                                     eAutoclaims.com,     Premier Express
                                                       Inc. F/K/A           Claims, Inc.
                                                     Transformation       -----------------
                                                    Processing, Inc.       For the Period
                                                    ------------------    October 14, 1998
                                                      For the year       (Date of Inception)
                                                          ended              through            Pro forma
                                                      July 31, 1999       June 30, 1999        Adjustments         Pro forma
                                                    ------------------   -----------------    ---------------   ----------------

      Revenue                                    $            954,874 $         2,967,131 $                    $      3,922,005
      Cost of revenue                                       1,019,056           2,295,086                             3,314,142
                                                    ------------------   -----------------    ---------------   ----------------
      Gross profit                                            (64,182)            672,045                               607,863

      General & administrative expense                      2,031,598             519,978                  -          2,551,576
      Interest expense                                        562,120                                                   562,120
      Goodwill amortization                                                                          247,093 a          247,093
                                                    ------------------   -----------------    ---------------   ----------------

      Net Income (Loss) Before Income Taxes                (2,657,900)            152,067           (247,093)        (2,752,926)

      Income taxes expense                                          -             (47,464)                 -            (47,464)
                                                    ------------------   -----------------    ---------------   ----------------

           Net Income (Loss)                     $         (2,657,900)$           104,603 $         (247,093)  $     (2,800,390)
                                                    ==================   =================    ===============   ================

           Basic Income (Loss) Per Share         $              (3.81)$            104.60 $              -     $          (2.72)
                                                    ==================   =================    ===============   ================

           Weighted average number of
               common shares outstanding                      697,697               1,000                  -          1,030,367
                                                    ==================   =================    ===============   ================




The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)


                                                         eAutoclaims.com,
                                                           Inc. F/K/A
                                                         Transformation        Premier Express
                                                         Processing, Inc.        Claims, Inc.
                                                      ---------------------   ------------------
                                                          For the nine          For the nine
                                                          months ended          months ended          Pro forma
                                                         April 30, 2000        March 31, 2000        Adjustments       Pro forma
                                                      ---------------------   ------------------    ---------------   -------------

      Revenue                                       $                       $          3,083,723 $                  $     3,083,723
      Cost of revenue                                                                  2,347,412                          2,347,412
                                                      ---------------------   ------------------    ---------------   -------------
      Gross profit                                                        -              736,311                            736,311

      General & administrative expense                              141,252              885,063                  -       1,026,315
      Goodwill amortization                                                                                 185,320 a       185,320
                                                      ---------------------   ------------------    ---------------   -------------

               Net Loss Before Income Taxes                        (141,252)            (148,752)          (185,320)       (475,324)

      Income tax benefit                                                  -               30,000                  -          30,000
                                                      ---------------------   ------------------    ---------------   -------------

               Net Loss                            $               (141,252)$           (118,752)$         (185,320)$      (445,324)
                                                      =====================   ==================    ===============   =============

               Basic Loss Per Share                $                  (0.20)$            (118.75)$                - $         (0.43)
                                                      =====================   ==================    ===============   =============

               Weighted average number of
                   common shares outstanding                        710,367                1,000                  -       1,030,367
                                                      =====================   ==================    ===============   =============






The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)




                                                       eAutoclaims.com,        Premier Express
                                                          Inc. F/K/A             Claims, Inc.
                                                        Transformation        ------------------
                                                       Processing, Inc.        For the Period
                                                      --------------------    October 14, 1998
                                                         For the nine        (Date of Inception)
                                                         months ended             through           Pro forma
                                                        April 30, 1999        March 31, 1999       Adjustments       Pro forma
                                                      --------------------   ------------------   --------------   ---------------

      Revenue                                      $              718,812 $          1,775,252 $                $       2,494,064
      Cost of revenue                                             762,938            1,362,622                          2,125,560
                                                      --------------------   ------------------   --------------   ---------------
      Gross profit                                                (44,126)             412,630                            368,504

      General & administrative expense                          1,224,593              256,755                -         1,481,348
      Interest expense                                            376,823                                                 376,823
      Goodwill amortization                                                                             185,320 a         185,320
                                                      --------------------   ------------------   --------------   ---------------

      Net Income (Loss) Before Income Taxes                    (1,645,542)             155,875         (185,320)       (1,674,987)

      Income tax expense                                                -              (48,389)               -           (48,389)
                                                      --------------------   ------------------   --------------   ---------------

           Net Income (Loss)                       $           (1,645,542)$            107,486 $       (185,320)$      (1,723,376)
                                                      ====================   ==================   ==============   ===============

           Basic Income (Loss) Per Share           $                (0.09)$             107.49 $            -   $           (1.67)
                                                      ====================   ==================   ==============   ===============

           Weighted average number of
                common shares outstanding                      17,593,571                1,000                -         1,030,367
                                                      ====================   ==================   ==============   ===============






The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)


                                                                  eAutoclaims.com,
                                                                    Inc. F/K/A
                                                                  Transformation    Premier Express
                                                                  Processing, Inc.   Claims, Inc.      Pro forma
                                                                  April 30, 2000    March 31, 2000    Adjustments      Pro forma
                                                                  ---------------   ---------------   -------------   -------------
Assets
Current assets
     Cash                                                       $              - $          50,905 $               $        50,905
     Accounts receivable                                                                   269,692                         269,692
     Income tax receivable                                                     -            76,556               -          76,556
                                                                  ---------------   ---------------   -------------   -------------

          Total current assets                                                 -           397,153               -         397,153
                                                                  ---------------   ---------------   -------------   -------------

 Equipment, furniture & fixtures                                                            91,882                          91,882

Other assets
     Deferred tax asset                                                                      6,646                           6,646
     Deferred debt cost, net                                              31,181                 -               -          31,181
     Goodwill                                                                                            1,729,650 a     1,729,650
                                                                  ---------------   ---------------   -------------   -------------

          Total assets                                          $         31,181 $         495,681 $     1,729,650 $     2,256,512
                                                                  ===============   ===============   =============   =============

Liabilities and Stockholders' Equity (Deficit)
Current liabilities
     Accounts payable and accrued expenses                      $        895,166 $         316,903 $             - $     1,212,069
     Current maturities of long-term debt                                 10,160                 -               -          10,160
                                                                  ---------------   ---------------   -------------   -------------

          Total current liabilities                                      905,326           316,903               -       1,222,229
                                                                  ---------------   ---------------   -------------   -------------

Long-term Debt, net of current maturities                              1,951,954           100,000               -       2,051,954
                                                                  ---------------   ---------------   -------------   -------------

          Total liabilities                                            2,857,280           416,903               -       3,274,183
                                                                  ---------------   ---------------   -------------   -------------

Stockholders' equity (deficit)

     Common stock, par value $.025                                        17,759             1,000           7,000 a        25,759
     Additional paid-in capital                                        7,040,383            91,927       1,789,389 a     8,921,699
     Retained earnings (accumulated deficit)                          (9,884,241)          (14,149)        (66,740)a    (9,965,130)
                                                                  ---------------   ---------------   -------------   -------------

          Total stockholders' equity (deficit)                        (2,826,099)           78,778       1,729,649      (1,017,672)
                                                                  ---------------   ---------------   -------------   -------------

          Total liabilities and stockholders' equity (deficit)  $         31,181 $         495,681 $     1,729,649 $     2,256,511
                                                                  ===============   ===============   =============   =============






The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS


1.        BASIS OF PRESENTATION

The unaudited pro forma financial statements are presented for illustrative purposes only, giving effect of the merger of eAutoclaims.com Inc. F/K/A Transformation Processing, Inc. and Premier Express Claims, Inc. (the "Merger").

The financial activity of eAutoclaims.com, Inc., A Delaware corporation, that was merged with Transformation Processing, Inc. on May 25, 2000 is not included in this pro forma information. That information is provided in Form 8-K/A filed on August 8, 2000. The financial activity of the Company F/K/A Transformation Processing, Inc. which was renamed to eAutoclaims.com, A Nevada corporation, is included in the attached pro forma financial information.

2.        PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the unaudited statements of operations and balance sheet, as applicable:

(a) Reflects the merger and the exchange of 100% of Premier Express Claims, Inc. common stock for 320,000 shares of eAutoclaims.com common stock, $200,000 of cash, and $130,000 of debt assumed.

3.        GOODWILL

Goodwill for the Purchase of Premier Express Claims, Inc. is summarized as follows:

Purchase price of Premier Express Claims, Inc.                $1,650,000
Plus negative net assets of Premier Express Claims, Inc.          79,648
                                                              ----------
Excess of purchase price over the historical net assets       $1,729,648
                                                              ==========

The Merger date of Premier Express Claims, Inc. and eAutoclaims.com, Inc. was July 20, 2000.

Management estimates that the fair market value of the equipment, furniture and fixtures approximates the cost basis of those assets.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       eAutoclaims.com, Inc.

Dated    8/14/00
                                                       /s/ Eric Siedel
                                                       -------------------------
                                                       President